UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )
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☑Definitive Proxy Statement
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☐ Soliciting Material under ss. 240.14a-12
DOUBLE EAGLE PETROLEUM CO.
(Name of Registrant as Specified in Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DOUBLE EAGLE PETROLEUM CO.
1675 Broadway, Suite 2200
Denver, Colorado 80202
(303) 794-8445
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 25, 2010
To our stockholders:
The Annual Meeting of Stockholders of Double Eagle Petroleum Co., a Maryland corporation (the “Company”), will be held on May 25, 2010, at 9:00 A.M. (Eastern Daylight Time) at the NASDAQ MarketSite, 4 Times Square, New York, NY 10036, for the following purposes:
1.	To elect two Directors to the Company’s Board of Directors for a three-year term to expire in 2013;

2.	To approve and adopt The 2010 Stock Incentive Plan;

3.	To ratify the Audit Committee’s appointment of Hein & Associates LLP as our independent accounting firm for the 2010 fiscal year audit; and

4.	To transact any other business that properly may come before the Annual Meeting or any adjournment thereof.
Only common stockholders of record at the close of business on April 12, 2010 are entitled to notice of, and to vote at, the Annual Meeting.
All common stockholders are extended a cordial invitation to attend the Annual Meeting. All stockholders planning to attend the meeting are requested to RSVP to annualmeeting@eagle-eagle.net.
Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:
•	Via Internet – visit the website noted on your proxy card to vote via the Internet. To vote your shares, you must use the control number printed on your proxy/voting instructions card.

•	By telephone – call the toll-free telephone number on your proxy card to vote by phone. To vote your shares, you must use the control number printed on your proxy/voting instructions card.

•	By mail – fill in, sign and date the enclosed proxy card and return it promptly in the accompanying envelope (which requires no postage if mailed in the United States).
The person executing the proxy may revoke it at any time before the final vote at the meeting by filing with our Corporate Secretary an instrument of revocation, signing a new proxy card with a later date, voting on a later date via telephone or using the Internet (only your latest telephone or Internet proxy submitted prior to the meeting will be counted), or by electing to vote in person at the Annual Meeting.

By Order of the Board of Directors

Denver, Colorado	Carol A. Osborne
April 12, 2010	Corporate Secretary
The form of proxy is enclosed. To assure that your shares of common stock will be voted at the meeting, please complete and sign the enclosed proxy and return it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Company’s Proxy Statement, Annual Report to Stockholders and Report on Form 10-K are available at:
www.edocumentview.com/DBLE

ii

PROXY STATEMENT
DOUBLE EAGLE PETROLEUM CO.
1675 Broadway, Suite 2200
Denver, Colorado 80202
(303) 794-8445
ANNUAL MEETING OF STOCKHOLDERS
To be held May 25, 2010
GENERAL INFORMATION ABOUT THE MEETING
The enclosed proxy is solicited by and on behalf of the management of Double Eagle Petroleum Co. (“Double Eagle”, the “Company”, “we”, “us” or “our”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 25, 2010, at 9:00 A.M. (Eastern Daylight Time) at the NASDAQ MarketSite, 4 Times Square, New York, NY 10036, and at any adjournment of the Annual Meeting. It is planned that this Proxy Statement and the accompanying proxy will be mailed to the Company’s common stockholders on or about April 23, 2010.
Q: Why did I receive these proxy materials?
A: You received these proxy materials from us with the solicitation by our Board of proxies to be voted at the Annual Meeting because you owned our common stock as of April 12, 2010. We refer to this date as the “record date”. This proxy statement contains important information for you to consider when deciding how to vote your shares at the Annual Meeting. Please read this proxy statement carefully. In addition, we have included with these materials a copy of our 2009 Annual Report to Stockholders, which contains additional information about Double Eagle. You can also access our public filings with the Securities and Exchange Commission (“SEC”) on our website at www.dble.com or on the SEC’s website at www.sec.gov. On April 12, 2010, the Company had 11,116,591 shares of its common stock outstanding.
Q: What is a proxy?
A: A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.
Q: What am I voting for?
A: At the Annual Meeting, stockholders will be asked to 1) elect two Directors to the Company’s Board of Directors for respective three-year terms to expire in 2013, 2) approve and adopt our 2010 Stock Incentive Plan and 3) ratify the Audit Committee’s appointment of Hein & Associates LLP as our independent accounting firm for our 2010 fiscal year audit.
Q: How do I vote?
A: You may vote at the Annual Meeting in person or by proxy. Before the Annual Meeting, you can give a proxy to vote your shares of Double Eagle common stock in one of the following ways:
•	Via Internet – visit the website noted on your proxy card to vote via the Internet. To vote your shares, you must use the control number printed on your proxy/voting instructions card.

•	By telephone – call the toll-free telephone number on your proxy card to vote by phone. To vote your shares, you must use the control number printed on your proxy/voting instructions card.

•	By mail – fill in, sign and date the enclosed proxy card and return it promptly in the accompanying envelope (which requires no postage if mailed in the United States).
Q: Will my shares be voted if I do not provide my proxy?
A: It depends on whether you hold your shares in your own name or in the name of a brokerage firm. If you hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or vote in person at the Annual Meeting. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters. If your shares are held in the name of a brokerage firm, the brokerage firm can vote your shares for the ratification of the selection of Hein & Associates as Double Eagle’s independent registered public accounting firm for 2010 if you do not timely provide your proxy because this matter is considered “routine” under the applicable rules
The 2010 Stock Incentive Plan and, due to recent rule changes, the election of directors are not considered routine matters and therefore may not be voted by your broker without instruction. These rule changes mean that your vote is more important than ever in the election of directors. Unlike in prior years, if you do not instruct your broker how to vote on the election of directors, your broker cannot vote for you. We urge you to exercise your voting rights as a stockholder.

Q: How many votes do you need to hold the Annual Meeting?
A: A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the stockholders except as otherwise provided by statute or by our articles of incorporation. If fewer than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting.
Q: Who conducts the proxy solicitation and how much will it cost?
A: The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to our common stockholders, will be borne by the Company. Proxies may be solicited on our behalf by directors, officers and regular employees of the Company by telephone or other means. There will be no special or additional compensation for these services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of record of the Company’s common shares, and the Company will reimburse them for their related charges and expenses. We may also elect to engage a proxy solicitation firm to distribute and solicit proxies.
Q: Can I revoke or change my vote after I submit my proxy?
A: Yes. You may revoke your proxy vote at any time before the final vote at the Annual Meeting by giving written notice of the revocation to our Corporate Secretary, signing a new proxy card with a later date, voting on a later date via telephone or using the Internet (only your latest telephone or Internet proxy submitted prior to the Annual Meeting will be counted), or by electing to vote in person at the Annual Meeting.
Q: Who will count the vote?
A: Votes at the Annual Meeting will be counted by an inspector of election, who has been appointed by our Board of Directors. The Board of Directors has appointed Ms. Carol Osborne, Double Eagle’s Corporate Secretary, as inspector of election.
Q: Are the Proxy Statement and the 2009 Annual Report to Stockholders available on the Internet?
A: Yes. In accordance with SEC rules, you may access our proxy statement and 2009 Annual Report to Stockholders at www.edocumentview.com/DBLE, which does not have “cookies” that identify visitors to the site.
Q: How does the board of directors recommend that I vote?
A: The Board recommends that you vote FOR the following proposals:
▪	The election of each of Mr. Richard Dole and Mr. Brent Hathaway to the Board of Directors for respective three-year terms to expire in 2013;

▪	Approval and adoption of The 2010 Stock Incentive Plan; and

▪	The ratification of the Audit Committee’s appointment of Hein & Associates LLP, as our independent accounting firm for our 2010 fiscal year audit.
Q: What do I need to show to attend the Annual Meeting in person?
A: In order to attend the 2010 Annual Meeting, you will need to RSVP to Carol Osborne, our Corporate Secretary, at annualmeeting@eagle-eagle.net. You will need to present a U.S. government issued photo ID and your proxy card or proof of share ownership to enter the Annual Meeting. You will also be subject to the NASDAQ security screening process.
Q: What happens if I sign and return my proxy card but do not provide voting instructions?
If a stockholder provides a proxy but gives no instructions, such stockholder’s shares will be voted in accordance with the recommendation of our Board.
Q: Where will I be able to find voting results of the Annual Meeting?
A: We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
AVAILABLE INFORMATION
Copies of the Annual Report to Stockholders are being sent to each stockholder with this proxy statement. Upon written request, we will provide, without charge, a copy of our Report on Form 10-K for the year ended December 31, 2009 to any stockholder of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on April 12, 2010. Any request for a copy of these reports should be mailed to John Campbell, Investor Relations, Double Eagle Petroleum Co., 1675 Broadway, Suite 2200, Denver, Colorado 80202. Stockholders may also receive copies of our reports filed with the Securities and Exchange Commission by accessing the SEC’s website at http://www.sec.gov/.

PROPOSAL #1: ELECTION OF DIRECTORS
At the Annual Meeting, the stockholders will be asked to vote on the election of two members to the Board of Directors of the Company. The Board has nominated Mr. Richard Dole and Mr. Brent Hathaway, each for a three-year term as director. If elected, Mr. Dole and Mr. Hathaway each will hold office until his respective term expires and his respective successor is elected and has qualified or upon his resignation from the Board.
The affirmative vote of a plurality of the shares of Common Stock voting at the Annual Meeting, assuming a quorum is present, is required to elect a director. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the persons named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management’s nominees for directors of the Company. Both nominees are currently directors of the Company.
It is not anticipated that either nominee will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.
The following is biographical information regarding each nominee and continuing director:
Nominees for Election for a Three-Year Term Expiring at the 2013 Annual Meeting
Richard Dole, age 64, has served as a Director of the Company since 2005 and Chairman of the Board since December 2007. He was appointed as Chief Executive Officer (“CEO”) of the Company in September 2008. Mr. Dole served as a Director of Petrosearch Energy Corporation beginning in July 2004, and assumed the positions of Chairman, President and CEO of Petrosearch Energy Corporation (“Petrosearch”) in December 2004. He held these positions until August 2009, when Petrosearch was acquired by the Company. Mr. Dole also previously served as Vice President and Chief Financial Officer for Burlington Resources International from 1998 to 2000. From 2000 through 2004, he was active in consulting and financial services. He was a co-founder of Benefits Access Solutions, LLC, a company formed to provide financial services and benefit options to employees and members of corporate organizations. He also was co-founder and managing partner of Innovation Growth Partners, LLC, a firm that provided management and consulting services to early stage companies. Mr. Dole’s extensive experience includes being National Partner-in-Charge of Business Process Solutions at KPMG. Prior to that he was with Coopers & Lybrand (now PricewaterhouseCoopers) where he served as Assurance and Business Advisory Partner for nearly 20 years and also served in numerous senior management roles, including National Chairman for the Energy and Natural Resources Industry practices for over 15 years and as the Vice Chairman for the U.S. Process Management business unit. Mr. Dole was also a member of the Board of Directors of Westport Resources Corporation (NYSE: WRC) from August 2003 until July 2004 when Westport was merged into Kerr McGee Corp, and served as a member of its audit committee and as a designated financial expert. Mr. Dole has a Bachelors degree in accounting from Colorado State University.
Mr. Dole has over 30 years of experience in the oil and gas industry, which gives him the leadership and management experience to lead our Board. His experience and knowledge in strategy, business processes, capital markets, acquisition and divestitures, and corporate mergers brings important perspectives on the issues facing our Company. Mr. Dole also brings financial expertise to the Board, through his prior service as chairman of our Audit Committee and through his experiences serving as chief financial officer of another public company and from his time as partner in a major accounting firm. Mr. Dole’s service as the Chairman and CEO of Double Eagle creates a crucial link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the business.
Brent Hathaway, age 47, began serving as a Director of the Company in September 2008. Mr. Hathaway serves as Chairman of the Audit Committee of our Board of Directors. He also serves as Dean of the College of Business at the University of Wyoming, and has had various leadership responsibilities at the University since 2001. Mr. Hathaway was previously Vice President of Marketing and Sales, Aerospace Services (a $2.5 billion business unit of Honeywell International) and served as President and General Manager for Concord Inc., (a Case Corporation business unit). Prior to Case Corporation, he served as Branch Manager and Regional General Manager over field sales, service, and support operations for a technology company, as well as consulting to that industry for five years. Mr. Hathaway has a Bachelors degree from Utah State University, a Masters degree from Purdue University and a PhD from the University of Illinois.
Mr. Hathaway has strong leadership skills, having served as Dean of the College of Business at University of Wyoming and as president of Concord Inc. He brings financial expertise to the Board through his experiences at Concord Inc., where he had oversight responsibility of the controller and accounting staff, gained experience with business acquisitions and the related accounting, and regularly reviewed and analyzed financial statements of the business unit. As Dean of the University of Wyoming College of Business, Mr. Hathaway is responsible the accounting curriculum, which allows him to stay current on accounting issues. Mr. Hathaway also has extensive knowledge of the Wyoming business and political environment.

Continuing Director to Serve Until the 2011 Annual Meeting
Sigmund Balaban, age 68, has served as a Director of the Company since 2005. Mr. Balaban served as Senior Vice President/ Corporate Secretary, of Fujitsu General America, Inc. of Fairfield, New Jersey, from 2000 until July of 2001 when he retired. Prior to that time, Mr. Balaban was Vice President, Credit of Teknika Electronics beginning in 1986 and served as Senior Vice President and General Manager of Teknika Electronics beginning in 1992. In October 1995, Teknika Electronics changed its name to Fujitsu General America, Inc. Fujitsu General America, Inc. is a subsidiary of Fujitsu General, Ltd., a Japanese multiline manufacturer. Mr. Balaban was also a member of the Board of Directors of ARC Wireless Solutions, Inc. (OTCBB: ARCS) from December 1994 until November 2008. He served as chairman of its audit committee from July 2002 until November 2008. Mr. Balaban received his Bachelor degree from City College of New York.
Mr. Balaban brings strong leadership skills to our Board, as he has more than 15 years of experience serving on a Board for a public corporation, with six years of experience serving as audit committee chairman. His experience and knowledge of the credit markets and financing transactions is particularly important, as our Company has historically relied partially on debt to finance our capital expenditures.
Continuing Director to Serve Until the 2012 Annual Meeting
Roy Cohee, age 60, has served as a Director of the Company since 2001. Mr. Cohee serves as Chairman of the Compensation Committee of our Board of Directors. He has served as President of C & Y Transportation Co. since 1986. C & Y Transportation Co. started business in Casper, Wyoming in 1966 and is a privately-held company focused on the transportation and storage of oil field equipment and supplies throughout the Western U.S. and Canada. Mr. Cohee has been with C & Y Transportation Co. since its inception in 1966. In addition, Mr. Cohee is a legislator in the Wyoming House of Representatives. Mr. Cohee was elected to his first term in the Wyoming House of Representatives in 1998 and currently is in his sixth term and is the Chairman of the House Highways and Transportation Committee, and previously served as Speaker of the House. Mr. Cohee attended Casper College.
Mr. Cohee’s service as President of a private Wyoming business, of more than 20 years, provides him with valuable business, leadership and management experience. He also has an in-depth knowledge of the oil and gas industry, Wyoming business environment, and both the federal and state political environment.
Required Vote; Recommendation of the Board of Directors
An affirmative vote of a plurality of shares represented at the Annual Meeting, in person or by proxy, is necessary for the election of each of the two directors.
The Board of Directors unanimously recommends a vote for the nominees, Mr. Richard Dole and Mr. Brent Hathaway, for election as directors.
DIRECTOR COMPENSATION
Only non-employee directors receive compensation for their services as a director. For information about the compensation of Mr. Dole, our President and Chief Executive Officer, refer to the “Summary Compensation Table” on page 20.
Our 2009 compensation package for non-employee directors was as follows:
—	The aggregate compensation provided to each non-employee director for board service was $100,000. The payments are made in four equal installments occurring on the first business day of each quarter.

—	Each non-employee director must receive at least half of this compensation in restricted stock, but may elect in 10% intervals to receive up to 100% of the compensation in stock; the remainder is paid in cash on the first business day of each fiscal quarter.

—	The restricted stock vests 25% upon grant and 25% vests on the first business day of each fiscal quarter.

—	The number of restricted shares granted is based on the market price for the Company’s common stock at the date of grant.

—	The Chairs of the Compensation and Audit Committees will receive additional annual retainers of $10,000 and $15,000, respectively. The payments are made in four equal installments occurring on the first business day of each quarter.

On May 25, 2009, each non-employee director elected to receive his subsequent compensation for the period July 1, 2009 – June 30, 2010 as follows:
—	Balaban – 50% cash, 50% stock

—	Cohee – 30% cash, 70% stock

—	Hathaway – 20% cash, 80% stock
Each director must make his election for the next 12 months beginning July 1, 2010 in writing prior to July 1, 2010.
Each director is also reimbursed for expenses incurred in attending meetings and for other expenses incurred on the Company’s behalf.
During the fiscal year ended December 31, 2009, there were no material modifications made, nor were there any performance or market conditions applicable, to any outstanding option agreements held by our non-employee directors.
The following table sets forth information concerning compensation paid during the calendar year ended December 31, 2009 to our non-employee directors of the Company (“Outside Directors”).
Director Compensation Table

	Fees Earned or		Total
Name	Paid in Cash	Stock Awards	Compensation
Sigmund Balaban (1)	$50,000	$50,000	$100,000
Roy G. Cohee (2)	40,000	70,000	110,000
Brent Hathaway (3)	35,000	80,000	115,000

(1)	Mr. Balaban was granted 10,482 of stock awards during 2009. The aggregate number of stock awards that had been granted to Mr. Balaban as of December 31, 2009 was 16,905.

(2)	Mr. Cohee was granted 14,675 of stock awards during 2009. The aggregate number of stock awards that had been granted to Mr. Cohee as of December 31, 2009 was 31,049.

(3)	Mr. Hathaway was granted 16,771 of stock awards during 2009. The aggregate number of stock awards that had been granted to Mr. Hathaway as of December 31, 2009 was 21,229.

OFFICERS OF THE COMPANY
The following table sets forth the Company’s current officers. Individual background information concerning each of these officers follows the table. Mr. Dole’s background information can be found on page 3.

Name	Age	Position with the Company
Richard Dole	64	Chairman of the Board, President and Chief Executive Officer
Kurtis S. Hooley	45	Senior Vice President, Chief Financial Officer
D. Steven Degenfelder	53	Senior Vice President, Exploration and New Ventures
Robert F. Reiner	62	Vice President, Operations
Aubrey Harper	59	Vice President, Midstream Assets
Ashley Jenkins	28	Vice President, Controller
Carol A. Osborne	58	Corporate Secretary
Emily Maron	28	Assistant Corporate Secretary
Mr. Hooley has served as the Company’s Chief Financial Officer since December 2007. Prior to that time, Mr. Hooley served in differing capacities for the Company since 2004, including his latest position as the Director of Business Development and Financial Planning and previously as an external consultant for the implementation of internal controls. Prior to joining Double Eagle as the Director of Business Development and Financial Planning, Mr. Hooley served from 2003 to 2006 as the President of MKH Enterprises, a consulting firm primarily focused on the implementation of Sarbanes-Oxley internal control procedures and technical accounting pronouncements. From 2001 to 2003, Mr. Hooley was the Managing Director of Hain Celestial Canada, the parent company of Vancouver-based Yves Veggie Cuisine, a manufacturer and distributor of vegetarian alternative cuisine. From 1999 to 2001, Mr. Hooley served as the Director of Finance for Celestial Seasonings. Prior to 1999, Mr. Hooley served in a number of accounting capacities with Arthur Andersen LLP, most recently as an Experienced Audit Manager. Mr. Hooley has a Bachelor of Science in Accounting from Regis University.
Mr. Degenfelder has been with the company since February 1998 and currently serves as Senior Vice President, Exploration and New Ventures. Mr. Degenfelder began his career in the oil and gas business as a roustabout in the oil fields of southeast New Mexico. After graduating from college, he held various land management positions with Marathon Oil Company, Paintbrush Petroleum Corporation and Tyrex Oil Company. Mr. Degenfelder served as Deputy Director of the Wyoming Office of State Lands and Investments from 1995 to 1997. He is an elected member of the Natrona County School Board and serves as Chairman. He also serves on the Board of Directors of the Petroleum Association of Wyoming and the Natrona County Library Foundation. He is a member of the American Association of Professional Landmen and is a member and past President of the Wyoming Association of Professional Landmen. Mr. Degenfelder is a Certified Professional Landman and received his degree in Business Administration from Texas Tech University in 1979.
Mr. Reiner has served as Vice President of Operations since January 2008. Mr. Reiner has served as the Senior Engineer for the Company since 2004. Prior to joining Double Eagle, Mr. Reiner served from 2001 to 2004 as the Directional Drilling Coordinator of Sperry-Sun Drilling Services. From 2000 to 2001, Mr. Reiner operated Reiner Engineering, a consulting engineering firm, and acted as an interim Drilling Superintendent and Engineer on a contract basis. From 1999 to 2000, Mr. Reiner served as the Manager of Operations for SST Energy Corporation. Mr. Reiner served as a Drilling Engineer for Pecten Producing Company, a wholly-owned subsidiary of Shell Oil Company, from 1997 to 1999. Mr. Reiner also served as a Drilling Superintendent from 1990-1997 for Wexpro Company. Prior to 1990, Mr. Reiner was employed by several oil and gas companies as an Operations Manager and Drilling

Superintendent. Mr. Reiner is a Registered Professional Engineer in Colorado and Wyoming with a Bachelor of Science in Petroleum Engineering from Colorado School of Mines.
Mr. Harper was appointed to the position of Vice President, Midstream Assets in April 2008. Mr. Harper has over 30 years experience in the installation, development, commercialization and operations of pipeline, gathering, transmission and distribution systems. From 2002 until joining Double Eagle, Mr. Harper worked for Willbros Midstream Services, a petroleum engineering and solutions company, serving in various capacities including General Manager.
Ms. Jenkins was appointed to the position of Vice President, Controller in January 2010, and has served as the Company’s Controller since 2008. Prior to joining the company, from 2003 to 2008, Ms. Jenkins was employed in the audit department of PricewaterhouseCoopers, LLP, and focused on serving Energy clients. Ms. Jenkins is a Certified Public Accountant and graduated Cum Laude with a Bachelor of Science degree in Accounting from Villanova University.
Ms. Osborne has served as the Corporate Secretary of the Company since January 1996 and previously served as the Assistant Secretary of the Company from December 1989 until January 1996. In addition, Ms. Osborne has served as the Company’s Office Manager since 1981.
Ms. Maron was appointed to the position of Assistant Corporate Secretary in January 2010, and continues to serve as the Company’s Manager of Financial Planning and Reporting, a position she’s held since 2008. Prior to joining Double Eagle, Ms. Maron was employed for three years in the audit department of PricewaterhouseCoopers LLP. Ms. Maron is a Certified Public Accountant and graduated Cum Laude with a Bachelor of Science degree in Business Administration from Colorado State University.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table summarizes certain information as of April 1, 2010 with respect to the beneficial ownership of our common stock, $0.10 par value per share (the “Common Stock”), and of our Series A preferred stock, $0.10 par value per share (the “Preferred Stock”), (i) by our directors, (ii) by our named executive officers, (iii) by stockholders known by us to own 5% or more of our Common Stock or of our Preferred Stock, and (iv) by all executive officers and directors as a group. As of April 1, 2010, we had 11,116,591 shares of Common Stock and 1,610,000 shares of Preferred Stock issued and outstanding. Amounts shown for our Common Stock include options that are currently exercisable or options and restricted shares that may become exercisable/vested within 60 days of April 1, 2010.

		As of April 1, 2010
				Percentage of
				Class
		Number of		Beneficially
Name and Address of Beneficial Owner	Class of Stock	Shares		Owned
Sigmund Balaban	Common Stock	16,905		*
1675 Broadway, Suite 2200 Denver, CO 80202

Roy G. Cohee	Common Stock	60,774	(1)	*
1675 Broadway, Suite 2200 Denver, CO 80202

Brent Hathaway	Common Stock	21,229		*
1675 Broadway, Suite 2200 Denver, CO 80202

Richard Dole	Common Stock	116,433	(2)	1.0%
1675 Broadway, Suite 2200 Denver, CO 80202

Kurtis S. Hooley	Common Stock	68,073	(3)	*
1675 Broadway, Suite 2200 Denver, CO 80202

D. Steven Degenfelder	Common Stock	134,146	(4)	1.2%
1675 Broadway, Suite 2200 Denver, CO 80202

Robert R. Reiner	Common Stock	53,951	(5)	*
1675 Broadway, Suite 2200 Denver, CO 80202

Aubrey Harper	Common Stock	29,203	(6)	*
1675 Broadway, Suite 2200 Denver, CO 80202

Directors and Officers as a group		570,125		5.1%
(11 persons)

Name and Address	Class of Stock	Number of Shares		Percentage of Class
Barclays Global Investors, NA.,	Common Stock	574,567	(7)	5.17%
400 Howard St San Francisco, CA 94105

First Trust Portfolios LP.	Preferred Stock	120,000	(8)	7.50%
1001 Warrenville Road Lisle, Illinois 60532

*	Less than one percent.

(1)	Includes 1,000 shares held by Barbara Cohee, Mr. Cohee’s spouse.

(2)	Includes options held by Mr. Dole to purchase 43,554 shares of Common Stock for $14.81 per share that expire September 4, 2015.

(3)	Includes options held by Mr. Hooley to purchase 12,000 shares of Common Stock for $20.43 per share that expire on March 1, 2012; 4,000 shares of Common Stock for $14.36 that expire July 15, 2013 and 21,388 shares of Common Stock for $14.81 per share that expire September 4, 2015.

(4)	Includes options held by Mr. Degenfelder to purchase 24,000 shares of Common Stock for $14.00 per share that will expire in tranches of 6,000 shares of Common Stock on March 23, 2011 2012, 2013 and 2014, respectively; and 19,444 shares of Common Stock for $14.81 per share that expire September 4, 2015.

(5)	Includes options held by Mr. Reiner to purchase 23,500 shares of Common Stock for $18.52 per share that will expire December 1, 2010; 4,000 shares of Common Stock for $14.36 that expire July 15, 2013; 2,000 shares of Common Stock at $13.25 per share that expire July 24, 2013; and 14,988 shares of Common Stock for $14.81 per share that expire September 4, 2015.

(6)	Includes options held by Mr. Harper to purchase 8,000 shares of Common Stock for $17.75 per share that expire on October 15, 2013 and 14,988 shares of Common Stock for $14.81 per share that expire September 4, 2015.

(7)	Information obtained from a Schedule 13G dated February 5, 2009.

(8)	Information obtained from a Schedule 13G dated January 11, 2008. The shares are held in a closed end fund with First Trust Advisors as the Advisor and Stonebridge Advisors, LLC as the sub-advisor.
There are no shares of Common Stock or Preferred Stock pledged as security by any named executive officer, director, or director nominee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock or Preferred Stock to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock, Preferred Stock or other equity securities. Based upon our review of the copies of reports furnished or otherwise available to the Company, we believe that during the fiscal year ended December 31, 2009, our officers, directors and holders of more than 10% of our outstanding Common Stock or Preferred Stock, as applicable, complied with all Section 16(a) filing requirements, except as noted below:
▪	In January 2009, Carol Osborne, Corporate Secretary, was granted stock options by the Company. Due to an inadvertent administrative error by the Company, the Form 4 reporting this grant was filed late.

▪	In July 2009, Directors Roy Cohee, Sigmund Balaban and Brent Hathaway were granted restricted stock by the Company. Due to an inadvertent administrative error by the Company, the Form 4’s reporting these grants were filed late.
In making these statements, we have relied upon the written representations of our directors and officers and review of all Section 16 filings with the SEC.
CORPORATE GOVERNANCE
The Board of Directors
The business and affairs of the Company are managed under the direction of our Board of Directors (the “Board”). Our Board currently has four members: Richard Dole (Chairman), Sigmund Balaban, Roy G. Cohee and Brent Hathaway. Currently, each director holds office until the expiration of his respective term and until the election and qualification of the director’s successor. At the 2010 Annual Meeting, stockholders will be asked to elect Mr. Dole and Mr. Hathaway to respective three-year terms to our Board of Directors.
The Board of Directors met ten times during the fiscal year ended December 31, 2009, either in person or telephonically, and each director attended 100% of the Board meetings. The Company does not have a formal policy regarding directors’ attendance at the Annual Meeting; however, all incumbent directors, as well as the nominees for election as director, are encouraged to attend. All incumbent directors attended the 2009 Annual Meeting held on May 28, 2009.
Director Independence
The Board of Directors has determined that each of our directors, except for Mr. Dole, qualifies as an “independent director” as defined under the published listing requirements of The NASDAQ Stock Market. The NASDAQ independence definition includes a series of objective tests. For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company. In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and by the Company with regard to each director’s business and personal activities as they may relate to Double Eagle and Double Eagle’s management. In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as “independent” under special standards established by NASDAQ and the SEC for members of audit committees.

Leadership Structure of the Board
Currently, the Board believes that our chief executive officer (“CEO”) is best positioned to serve as Chairman, due to his ability to provide clear insight and direction of business strategies and plans to both the Board and management. The Board believes Double Eagle can most effectively execute its business strategies and plans if the Chairman is also a member of the management team. A single person, acting in the capacities of Chairman and CEO, provides unified leadership and focus. Although our Board has historically determined that combining the role of CEO and Chairman to be the most efficient and effective, we do not have formal guidelines that establish this approach as a policy. Therefore, under different circumstances, the Board does have the flexibility to separate the two roles. The Board has not appointed a “lead independent director” due to the small size of the Board and because three of the four directors are independent and thus a “lead independent director” would not add significant value at this time.
Risk Oversight
The Board of Directors has oversight responsibility for all risks and has various programs to oversee financial and business risks including (i) review of all SEC registration statements and the quarterly and annual SEC filings, (ii) review the business strategies and the related business plan, (iii) adopt and approve the budget required to implement the business plan (iv) monitor quarterly actual results vs. the approved budget, (v) approve the delegation of authority to management necessary for the implementation of the business plan, including the risk management hedging program, (vi) the oversight of the Shareholder Rights Plan and (vii) succession planning.
The Board has delegated to the Audit Committee oversight responsibility to review management’s financial risk management process, including the policies and guidelines used by management to identify, assess and manage the Company’s exposure to financial risk. The Audit Committee oversees Control and Fraud Risk Assessments, the Code of Ethics compliance, the Whistleblower policy, among other areas, At least annually, the Company goes through its financial and fraud risk assessment process to identify risk and develop plans to address them. The Chief Financial Officer reports directly to the Audit Committee at least quarterly to provide an update on management’s efforts to manage financial risk.
The Board has delegated to the Compensation Committee the oversight responsibility to create compensation programs to (i) attract and retain key personnel necessary to the continued success of the Company and (ii) to assess the compensation risk to ensure the compensation program does not encourage inappropriate risk.
Committees
The standing committees of the Board include the Audit Committee and the Compensation Committee, each consisting entirely of non-employee independent directors. The Board has not appointed a nominating committee. The entire Board performs the functions that would be delegated to a Nomination Committee. However, only independent directors can vote to elect a director. The standing committees of the Board, including the members of each committee, are described below.
Audit Committee
The Audit Committee provides assistance to our Board in fulfilling its fiduciary obligations with respect to matters involving the accounting, financial reporting, internal control and compliance functions of the Company. Our Audit Committee employs an independent registered public accounting firm to audit the financial statements of the Company and perform other assigned duties. Further, our Audit Committee provides general oversight with respect to the accounting principles employed in financial reporting and the adequacy of the Company’s internal controls. In fulfilling its responsibilities, our Audit Committee may rely on the reports, findings and representations of the Company’s auditors, legal counsel, and responsible officers.
Each member of the Audit Committee is “financially literate” as required by NASDAQ rules. The Audit Committee also includes at least one member, Mr. Hathaway, who was determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules and to meet the qualifications of “financial sophistication” in accordance with NASDAQ rules. Stockholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.
The Audit Committee met five times during the fiscal year ended December 31, 2009, and all members of the Audit Committee attended all of the meetings. The Audit Committee currently consists of Messrs. Hathaway (Chairman), Balaban and Cohee.
A copy of our Audit Committee’s report for the 2009 fiscal year can be found on page 13 of this Proxy Statement.

A copy of our Audit Committee charter is included on our website at http://www.dble.com/AuditCommittee. The NASDAQ rules provide that the Audit Committee will review and assess the adequacy of the Audit Committee charter annually.
Compensation Committee
Our Compensation Committee carries out the responsibilities, and exercises the authority, of our Board with respect to matters relating to the compensation of executive officers and directors of the Company to the extent assigned by the Board. The Compensation Committee is generally responsible for:
o	reviewing and approving the corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluating his performance in light of those goals and objectives, and based on that evaluation, establishing his compensation;

o	reviewing and approving the compensation of the other executive officers of the Company;

o	reviewing and recommending new incentive-compensation and equity-based incentive plans and changes to existing plans to the Board for approval;

o	administering all short-term and long-term incentive compensation plans, including establishing annual performance goals for the executive officers, certifying achievement of performance goals and approving awards payable hereunder; and

o	reviewing and approving other compensation arrangements with officers of the Company.
Our Compensation Committee conducts an annual review of our compensation program. The Compensation Committee held five in-person or telephonic meetings during the fiscal year ended December 31, 2009 and all members of the Compensation Committee participated in the meetings. The Compensation Committee currently consists of Messrs Cohee (Chairman), Balaban and Hathaway.
For a more detailed discussion of the processes employed by our Compensation Committee in determining executive officer compensation, as well as the role of our management in assisting the Committee, see “Executive Compensation Discussion and Analysis” beginning on page 15 of this proxy statement. A copy of the Compensation Committee charter can be found on our website at www.dble.com/CompensationCommittee.
Compensation Committee Interlocks and Insider Participation
Currently Messrs. Cohee (Chairman), Balaban and Hathaway serve on the Company’s Compensation Committee. None of these individuals is or has been an officer or employee of the Company during the last fiscal year or as of the date of this proxy statement or is serving or has served as a member of the compensation committee of another entity that has an executive officer serving on the Compensation Committee of the Company. No executive officer of the Company served as a director of another entity that had an executive officer serving on the Compensation Committee of the Company. Finally, no executive officer of the Company served as a member of the compensation committee of another entity that had an executive officer serving as a director of the Company.
Director Qualifications and Nomination Process
The Company does not have a nominating committee because the Board believes that currently, the nominating functions should be relegated to the full Board of Directors. In selecting nominees for the Board of Directors, the Board seeks members with a variety of experiences and expertise, and it will consider business experience in the industry in which the Company operates, financial expertise, independence from transactions with the Company, experience with publicly traded companies, experience with relevant regulatory matters in which the Company is involved, and reputation for integrity and professionalism. The Board will consider in good faith director candidates who meet the minimum qualifications and who are recommended by stockholders in accordance with the Company’s bylaws.
The Board has adopted the following Director selection guidelines:
When considering potential director candidates for nomination or election, the Board considers the following qualifications, among others, of each director candidate:

▪	High standard of personal and professional ethics, integrity and values;

▪	Training, experience and ability at making and overseeing policy in business, government and or education sectors;

▪	Experience in the oil and gas industry;

▪	Willingness and ability to keep an open mind when considering matters affecting interests of the Company and its constituents;

▪	Willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to Board and Committee memberships;

▪	Willingness and ability to serve on the Board for multiple terms, if nominated and elected, to enable development of a deeper understanding of the Company’s business affairs;

▪	Willingness not to engage in activities or interest that may create a conflict of interest with a director’s responsibilities and duties to the Company and its constituents; and

▪	Willingness to act in the best interests of the Company and its constituents, and objectively assess Board, committee and management performance.
Our bylaws contain a specific provision regarding nominations made by stockholders for the election of directors. To be considered for nomination by the Board of Directors at the next annual meeting of stockholders, the nominations must be made by stockholders of record entitled to vote. Stockholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Corporate Secretary of the Company, at the Company’s principal business address, not fewer than 53 days nor more than 90 days prior to any meeting of the stockholders at which directors are to be elected. If fewer than 60 days’ notice of the meeting is given to stockholders, stockholders’ nominations for director must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Corporate Secretary of the Company at the Company’s principal business address not later than the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders. Each notice of nomination of directors by a stockholder must contain certain information about the proposed nominee, including name, age, business address and, if known, residence address of each nominee proposed in that notice, the principal occupation or employment for at least the five years preceding the date of the notice, the number of shares of the Company’s common stock beneficially owned by each nominee, and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company stockholder. The Board of Directors or a nominating committee of the Board of Directors, if one is formed in the future, will consider nominations for directors submitted by stockholders in accordance with the above procedure. The chairman of any meeting of our stockholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and that the defective nomination will be disregarded.
Diversity
The Board recognizes the importance of diversity in business experience, education, and professional skills in selecting nominees for director. The Board does not, however, have a formal policy concerning the consideration of diversity.
Audit Committee Report
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in the Company’s Report on Form 10-K for the year ended December 31, 2009 and the unaudited financial statements included in the Quarterly Reports on Form 10-Q for each of the first three quarters of the fiscal year ended December 31, 2009.
The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors’ judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the auditors with the Committee under the Statement on Auditing Standards No. 61, as amended. In addition, the Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the auditors’ providing services to the Company, other than audit services, is compatible with maintaining the auditors’ independence.

The Committee discussed with the Company’s independent auditors the overall scope and plans for the audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC. The Committee also selected the Company’s independent auditors.
The Audit Committee
Brent Hathaway (Chairman)
Sigmund Balaban
Roy G. Cohee
The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Employee Code of Business Conduct and Code of Ethics and Reporting of Accounting Concerns
We have adopted an Employee Code of Business Conduct and Ethics (the “Code of Conduct”). We require all employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interests.
The Code of Conduct includes a Code of Ethics for our Chief Executive Officer, our Chief Financial Officer, our Vice President, Controller and all other financial officers and executives. This Code of Ethics supplements our Code of Conduct and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. The Code of Conduct can be found on our website at http://www.dble.com/CodeOfConduct.
Further, we have established “whistle-blower procedures” that provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide substantial protections to employees who report company misconduct.
Shareholder Communications to the Board
Stockholders wishing to send communications to the Board may contact Richard Dole, Chairman of the Board, at our principal executive office address. All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.
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COMPENSATION OF EXECUTIVE OFFICERS AND STOCK PLAN INFORMATION
Compensation Risk Assessment
Our Compensation Committee has reviewed the Company-wide compensation policies and practices. The Committee reviewed our compensation program for certain design features that may encourage excessive risk taking, including:
▪	Too much focus on equity,

▪	Compensation mix overly weighted toward annual incentives,

▪	Unreasonable goals or thresholds, and

▪	Steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds
The Committee believes that all Company employees have competitive and fair base salaries, and therefore employees are not overly dependent on annual incentives. In addition, the Company’s bonus plan is 100% discretionary in nature, so employees are not inappropriately motivated to meet a certain performance threshold. As a result, the Committee does not believe that its compensation policies and practices are likely to have a material adverse effect on the Company.
Executive Compensation Discussion and Analysis
Our executive compensation philosophy, policies and programs are developed and overseen by the Compensation Committee of the Board of Directors. The discussion below describes the Company’s philosophy and approach to determining executive compensation for its named executive officers, or NEO’s.
Compensation Philosophy
The goal of the Company’s compensation program is to compensate executives in a way that reinforces decisions and actions that will drive long-term sustainable growth to enhance stockholder value. To achieve these goals, the Company must sponsor compensation programs sufficient to attract and retain highly qualified executives and to reward decisions and actions that advance the interests of the Company and its stockholders.
The Company believes the design of its total executive compensation program provides executives the incentive to maximize long-term operational performance using sound financial controls and high standards of integrity. The Company also believes that total compensation for each executive should be commensurate with the achievement of short-term and long-term operational, financial and strategic objectives.
Compensation Determination Process
—	Role of Compensation Committee

The Compensation Committee approves compensation to all senior executives, including but not limited to, the NEO’s of the Company. Each year the Compensation Committee carefully determines the percentage mix of compensation instruments that it judges to be best suited to achieve maximum sustainable growth. This determination is not a mechanical process, and the members of the Compensation Committee use their respective judgment, experience and understanding of the Company’s strategic plan and at times, the consideration of peer and competitor metrics in determining the mix of compensation for each Richard Dole, Chief Executive Officer; Kurtis Hooley, Senior Vice President, Chief Financial Officer; D. Steven Degenfelder, Vice President, Exploration and New Ventures; Aubrey Harper Vice President, Midstream Assets; and Robert Reiner, Vice President, Operations.

The Compensation Committee also reviews and recommends the elements of the compensation program offered to the Company’s outside directors.

The Committee chair works with management to establish meeting agendas. The Committee receives and reviews materials in advance of each meeting including information that management believes will be helpful to the Committee as well as information that the Committee has specifically requested from management or from its external advisors or consultants.

—	Role of Management

Each year, our senior executive management team, which typically includes our CEO, CFO and Vice President of Exploration and New Ventures, evaluates each NEO’s performance for the prior year in light of individual objectives set during the prior year’s evaluation process. Such evaluations are communicated to the Compensation Committee as part of determining executive compensation.

The CEO develops recommendations regarding adjustments to the compensation of the Company’s NEOs and presents them to the Committee for its consideration. With the Committee’s consent, the CEO may request the assistance of the Committee’s external consultants or advisors in the preparation of materials that will be presented to the Committee.

—	Role of External Consultant(s)

Periodically, the Compensation Committee will engage an external compensation consultant to advise the Committee regarding matters related to director and executive compensation with services including, but not limited to, executive compensation benchmarking, compensation program design, peer group analysis. provide market compensation data and make recommendations with regard to the form and amount of director and executive compensation based on the market data. The latest of such studies was performed in 2008 by BDO Seidman, LLC (“BDO”).

—	Tax Considerations

None of our employees receives compensation greater than $1 million so while we consider performance-based compensation to be an important element of our compensation program, it has not become necessary to consider the requirements of Section 162(m) of the Internal Revenue Code, when making compensation decisions.
Components of the Compensation and Benefits Programs for NEO’s
The Company includes in total compensation a combination of base salary, annual bonuses (cash and stock), long term incentive compensation (stock options and restricted stock awards) and employee benefits to attract and retain key talent. Historically, the Compensation Committee has relied on independent compensation consultants to provide guidelines to assist in determining the nature and extent of the various compensation elements for each NEO, although they did not engage any consultants in 2009.
The components of our compensation and benefits programs are described on the following pages:
—	Base Salary

Individual base salaries are determined based on a subjective evaluation considering competitor and market data, and the individual NEO’s responsibility. Any adjustments to base compensation reflect each NEO’s change in level of responsibility and comparable ranges of base compensation for similar companies.

Salaries provided to NEOs during 2009 were as follows:
o	Richard Dole: $300,000

o	Kurtis Hooley: $220,000

o	D. Steven Degenfelder: $200,000

o	Aubrey Harper: $185,000

o	Robert Reiner: $185,000
These salaries were approved as part of the NEO’s employment agreements in September 2008. The contracts for Messrs Hooley, Degenfelder, Harper and Reiner automatically renewed for an additional one-year term on December 31, 2009. Mr. Dole’s contract is in place through December 31, 2010.
—	Annual Bonuses

NEOs may be awarded discretionary cash and/or non-cash bonuses (including any combination of cash and non-cash components) from time to time as approved by the Compensation Committee of the Board of Directors or by the Board of Directors directly. Bonus awards, if any, are based on the financial performance of the Company and the NEO’s individual performance during the year. In determining whether to grant cash or stock bonus awards, the Compensation Committee places emphasis first upon the contribution to the financial performance of the Company, including execution against the approved business plan and the adopted budget, contribution to new opportunities and initiatives, implementing, new areas of asset value creation, or cost savings or containment, in addition to each individual’s performance. The Compensation Committee may consider measures such as finding and development costs, reserve replacement ratios, production, cash flow, net income, the financial condition and outlook of the Company, as well as consideration of the economy and the market related to the oil and gas industry.

Individual performance is based on actual performance of the individual versus preset objectives. The Compensation Committee may also take into account additional considerations that are deemed fundamental to the strategic success of the enterprise.

The current employment agreements specify each NEO’s annual cash bonus targets as a percentage of each NEO’s salary as follows:
o	Richard Dole: 0-63%

o	Kurtis Hooley: 0-40%

o	D. Steven Degenfelder: 0-40%

o	Aubrey Harper: 0-35%

o	Robert Reiner: 0-35%
In December 2009, bonuses were paid to the NEOs for fiscal year 2009 performance as follows:
o	Richard Dole: 35% of his 2009 salary, or $103,948

o	Kurtis Hooley: 34% of his 2009 salary, or $74,798

o	D. Steven Degenfelder: 12% of his 2009 salary or $24,998

o	Aubrey Harper: 9% of his 2009 salary, or $17,499

o	Robert Reiner: 5% of his 2009 salary, or $10,000
These bonuses were paid in cash and stock (with immediate vesting) as follows:
o	Richard Dole: 50% cash, 50% stock, or $51,975 and 11,839 shares

o	Kurtis Hooley: 50% cash, 50% stock, or $37,400 and 8,519 shares

o	D. Steven Degenfelder: 50% cash, 50% stock, or $12,500 and 2,847 shares

o	Aubrey Harper: 50% cash, 50% stock, or $8,750 and 1,993 shares

o	Robert Reiner: 50% cash, 50% stock, or $5,000 and 1,139 shares
The bonuses paid in December 2009 were for fiscal year 2009 performance. The Company operated in a very challenging environment in 2009 and managed to achieve significant growth year-over-year in spite of the credit crunch and significant commodity price decline. The Committee considered many other factors in assessing overall performance, such as:
o	Renegotiation of the Company’s credit facility to both expand and extend the maturity date by several years

o	Completion and integration of Petrosearch merger

o	Achieved a 20% reduction in overall operating costs

o	Achieved 39% production growth

o	Created $22.1 million in operating cash flow

o	The net loss in 2009 was primarily the result of non-cash accounting requirements that have no effect on cash flow, and the decline in the Company’s realized gas price of 20% from 2008.
The Committee elected to pay a percentage of the 2009 bonuses in common shares of the Company to both preserve cash for operations and to increase the NEO’s share holdings in the Company. As described above, the Committee believes that if NEOs have significant share holdings, their focus and their decisions are more likely to be consistent with those of the Company’s stockholders and directed toward long-term and sustainable improvements in the long-term market value of the Company.
—	Long-Term Incentive Compensation

Long-term incentives are an important element of our total compensation program because they create a focus on value creation that benefits the long-term value of our stockholders. Additionally, long-term incentives serve as an important retention tool for attracting and retaining top talent. We provide long-term incentive compensation to our NEOs in the form of restricted stock and stock options. Grant levels are determined based on industry and market practice, Company performance, individual performance, individual potential and the NEO’s level of responsibility. The Compensation Committee also considers past grants, the NEO’s time in his current position and any change in responsibility are also considered.

Stock incentives are generally granted to newly hired or appointed NEOs on or shortly after his/her hiring or appointment date, and vest ratably over a number of years to assist in employee retention. Stock options granted to our NEOs are issued at an exercise price equal to the closing market price of the Company’s common stock on the grant date. The Compensation Committee did not grant any long-term incentive compensation in 2009.

Information concerning all unvested restricted shares and outstanding stock options held by our NEO’s is contained in the “Outstanding Equity Awards at Fiscal Year End” table on page 21.

—	Employee Benefits

We maintain a tax-qualified Simplified Employee Pension Plan covering substantially all employees meeting minimum eligibility requirements. Contributions made by the Company are determined solely at management’s discretion, and are currently equal to 10% of the employee’s base pay once the employee has reached one year of service with the Company. During the 2009 fiscal year, the Company made aggregate contributions to the accounts of the NEO’s in the amount of $68,667, which is included as part of “All Other Compensation” in the Summary Compensation Table on page 19 of this proxy.

Our NEO’s are also eligible for the same health benefits package offered to all of our other employees.

The Company has no other deferred compensation or pension plans or employee benefit programs.

—	Perquisites We provide minimal perquisites to our NEOs; the aggregate perquisite value provided to each NEO is less than $10,000.
Other Program Features
—	Stock ownership

We do not currently maintain stock ownership guidelines for our directors or executives, however, the Compensation Committee believes that stock ownership by the Board, NEO’s and other executives is important to aligning the directors and management with the Company’s stockholder interests. The number of shares of our common stock beneficially owned by our NEOs is shown above under “Beneficial Ownership of Securities”.

—	Employment contracts

To establish and retain a cadre of executive management of high caliber, the Company maintains Employment Agreements with each of its NEO’s. The contracts were implemented in their current state in September 2008, and the contracts of Messrs Hooley, Degenfelder, Harper and Reiner automatically renewed for a one-year term on December 31, 2009. Mr. Dole’s contract is in effect through December 31, 2010. All employment contracts contain the following provisions:
o	Automatically renew for successive one-year periods following the initial December 31 termination date unless terminated by the NEO or the Company with sufficient notice

o	Specify the base salary that will be paid to each NEO

o	Specify the target annual cash bonus for each NEO

o	Specify restricted stock and stock option grants provided to each NEO upon execution of the Employment Agreement (as described above), and

o	Specify severance payments each NEO will receive under various termination scenarios, including termination following a change-in-control of the Company as described in the “Potential Payments on Termination or Change in Control Table.”
Compensation Committee Report
We have reviewed and discussed with management the Executive Compensation Discussion and Analysis provisions to be included in the Company’s 2010 Shareholder Meeting Schedule 14A Proxy Statement, filed Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy Statement”). Based on our reviews and discussions with management, we recommend to the Board of Directors that the Executive Compensation Discussion and Analysis set forth above be included in the Company’s Proxy Statement.
The Compensation Committee
Roy G. Cohee (Chairman)
Sigmund Balaban
Brent Hathaway
This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act unless the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Summary Compensation Table
The following table sets forth in summary form the compensation earned during the years ended December 31, 2009, 2008, and 2007 by our Chief Executive Officer, our Chief Financial Officer, and up to three additional most highly compensated executive officers, each of whom had total compensation (as defined by the SEC) exceeding $100,000. The individuals named in the following table are referred to collectively as the “Named Executive Officers” or the “NEOs.” We do not have any non-equity incentive plans, pension plans or nonqualified deferred compensation plans for the past three fiscal years. Therefore, we have not included columns for non-equity incentive plans, changes in pension value, or changes in nonqualified deferred compensation earnings in the table below. For additional information concerning the compensation paid to our NEOs, see “Executive Compensation Discussion and Analysis” above.

					Stock	Option Awards	All Other
Name and Principal Position			Base Salary	Bonus (1)	Awards (2)	(2)	Compensation (5)		Total
Richard D. Dole, Chief	2009		$300,000	$103,948	$—	$—	$—		$403,948
Executive Officer	2008	(3)	$267,500	$65,000	$604,560 (4)	$604,479	$—		$1,541,539

Kurtis S. Hooley, Senior Vice President, Chief Financial	2009		$220,000	$74,798	$—	$—	$22,000		$316,798
Officer	2008		$206,667	$60,000	$296,406	$346,387	$20,667		$930,127
	2007	(6)	$169,653	$25,000	$—	$—	$—		$226,407

D. Steven Degenfelder, Senior	2009		$200,000	$24,998	$—	$—	$20,666	(7)	$245,664
Vice President, Exploration	2008		$178,750	$55,000	$270,756	$269,857	$18,627	(7)	$792,990
and New Ventures	2007		$153,750	$25,000	$—	$—	$16,050		$194,800

Aubrey Harper	2009		$185,000	$17,499	$—	$—	$—		$202,499
VP of Eastern Washakie	2008	(8)	$123,229	$15,000	$197,719	$326,845	$—		$662,793

Robert F. Reiner	2009		$185,000	$10,000	$—	$—	$20,015	(10)	$215,015
VP of Operations	2008	(9)	$170,417	$10,000	$211,968	$280,154	$18,412	(10)	$690,951

(1)	The 2009 Bonus was paid on December 28, 2009, and comprised of both cash and restricted stock, which vested on the date of grant. Mr. Dole received 11,839 shares and $51,975 cash; Mr. Hooley received 8,519 shares and $37,400 cash; Mr. Degenfelder received 2,847 shares and $12,500 cash; Mr. Harper received 1,993 shares and $8,750 cash; and Mr. Reiner received 1,139 shares and $5,000 cash. The 2008 Bonus was paid on March 10, 2009, and comprised of both cash and restricted stock, which vested on the date of grant. Mr. Dole received 14,009 shares and $16,250; Mr. Hooley received 12,069 shares and $18,000; Mr. Degenfelder received 7,902 shares and $27,500; Mr. Harper received 2,155 shares and $7,500; and Mr. Reiner received 1,437 shares and $5,000. The 2007 bonus amounts were paid in cash. Refer to page 16 of this proxy statement for additional discussion of the annual bonus compensation.

(2)	Stock award and stock option amounts reflect the aggregate grant date fair value of shares granted during each fiscal year.

(3)	Mr. Dole was appointed as the Company’s Chief Executive Officer (“CEO”)effective September 1, 2008. Prior to this date, he served as a non-employee director of the Company. Compensation earned in 2008 as a non-executive director totaling $167,500 is included in the above table. Included under Base Salary for 2008 in the above table is $100,000 of salary paid for services as CEO of the Company; $22,500 of retainers paid for services as a non-employee director and Chairman of the Audit Committee; and $145,000 of compensation to Mr. Dole for extensive services he performed while serving on our Board during the eight months of 2008, when the Company operated without a CEO. Mr. Dole stopped receiving Board compensation upon his appointment to CEO.

(4)	The amount listed as stock awards for Mr. Dole includes $30,000 related to stock awards granted to Mr. Dole for services performed as a non-executive director, and $574,560 related to stock awards that were granted to Mr. Dole, while serving as Chief Executive Officer.

(5)	Unless otherwise noted, the other compensation is solely comprised of the Company contribution to the Simplified Employee Pension Plan. See discussion of this plan on page 18.

(6)	Mr. Hooley was appointed as the Company’s Chief Financial Officer effective December 31, 2007.

(7)	Mr. Degenfelder’s 2009 other compensation includes $20,000 of contributions to the Simplified Employee Pension Plan and $666 for personal use of a Company vehicle. Mr. Degenfelder’s 2008 other compensation includes $17,875 of contributions to the Simplified Employee Pension Plan and $752 for personal use of a Company vehicle.

(8)	Mr. Harper was appointed as Vice President, Midstream Assets effective April 15, 2008.

(9)	Mr. Reiner was appointed as Vice President, Operations, effective January 15, 2008.

(10)	Mr. Reiner’s 2009 other compensation includes $18,500 of contributions to the Simplified Employee Pension Plan and $1,515 for personal use of a Company vehicle. Mr. Reiner’s 2008 other compensation includes $17,042 of contributions to the Simplified Employee Pension Plan and $1,370 for personal use of a Company vehicle.
Grants of Plan-Based Awards Table
The following table sets forth information concerning grants of plan-based awards provided to each NEO during the fiscal year ended December 31, 2009. For further discussion regarding our stock based compensation plans, refer to Note 9 in the Notes to Consolidated Financial Statements in Item 15 of our Report on Form 10-K for the fiscal year ended December 31, 2009. We do not have non-equity incentive plans. Therefore, we have not included the columns for those types of plans in the table below. Also, the Compensation Committee only elected to grant stock awards in 2009; no stock options were granted. As a result, those columns have also been omitted from this table. All stock grants during 2009 were part of each NEO’s 2008 and 2009 bonus payout. For additional information concerning the compensation paid to our NEOs, including grants of equity awards, see “Executive Compensation Discussion and Analysis” above.

		Stock Awards:
		Number of Shares	Full Grant Date
Name of Executive	Grant Date	of Stock (2)	Fair Value (1)
Richard Dole	3/10/2009	14,009	$48,751
	12/28/2009	11,839	$51,973

Kurtis Hooley	3/10/2009	12,069	$42,000
	12/28/2009	8,519	$37,398

D. Steven Degenfelder	3/10/2009	7,902	$27,499
	12/28/2009	2,847	$12,498

Aubrey Harper	3/10/2009	2,155	$7,499
	12/28/2009	1,993	$8,749

Robert Reiner	3/10/2009	1,437	$5,001
	12/28/2009	1,139	$5,000

(1)	The grant date fair value of each award is calculated consistent with our application of ASC 718 as described in Note 9 to Consolidated Financial Statements included in our Report on Form 10-K for the fiscal year ended December 31, 2009. The March 10, 2009 and December 28, 2009 stock award grants were valued based on a grant date fair value per share of $3.48, and $4.39, respectively. Any actual amount realized from these awards by the recipients may be more or less than the amount stated here. These awards are discussed further under the heading “Long-Term Incentives Program” in our Compensation Discussion and Analysis.

(2)	All stock awards granted during 2009 were granted as part of the payout for each NEO’s 2008 and 2009 bonus, and fully vested on the date of grant.

Outstanding Equity Awards at Fiscal Year End Table
The following table sets forth information concerning the current status and value of individual grants of equity to the Company’s NEOs as of December 31, 2009. For further discussion regarding our stock-based compensation plans, refer to Note 9 in the Notes to Consolidated Financial Statements in Item 15 of our Report on Form 10-K for the fiscal year ended December 31, 2009.

	Option Awards						Stock Awards
			Number of	Number of						Market Value
			Securities	Securities					Number of	of Shares or
			Underlying	Underlying					Shares or	Units of Stock
	Option		Unexercised	Unexercised	Option	Option			Units of Stock	That Have
Name of Executive and	Grant Date		Options	Options	Exercise	Expiration	Stock Award		That Have Not	Not Vested
Principal Position	(2)		Exercisable	Unexercisable	Price	Date	Grant Date		Vested	(1)
Richard Dole	9/4/2008	(3)	43,554	65,328	$14.81	9/4/2015
Chief Executive Officer							9/4/2008	(3)	24,503	$105,853

Kurtis Hooley	9/1/2006		12,000	8,000	$20.43	3/1/2012
Chief Financial Officer	1/15/2008		4,000	6,000	$14.36	7/15/2013
	9/4/2008	(3)	21,388	32,081	$14.81	9/4/2015
							1/15/2008	(5)	696	$3,007
							9/4/2008	(3)	12,032	$51,978

D. Steven Degenfelder	3/23/2004	(4)	30,000	—	$14.00	(4)
Senior VP, Exploration	9/4/2008	(3)	19,443	29,165	$14.81	9/4/2015
and New Ventures							1/15/2008	(5)	696	$3,007
							9/4/2008	(3)	10,939	$47,256

Aubrey Harper	4/15/2008		4,000	16,000	$17.75	10/15/2013
Vice President,	9/4/2008	(3)	14,988	22,481	$14.81	9/4/2015
Midstream Assets							9/4/2008	(3)	8,431	$36,422

Robert Reiner	6/14/2005		18,500	5,000	$18.52	12/14/2010
Vice President,	1/15/2008		2,000	8,000	$14.36	7/15/2013
Operations	1/24/2008		1,000	4,000	$13.25	7/24/2013
	9/4/2008	(3)	14,988	22,481	$14.81	9/4/2015
							1/24/2008	(5)	754	$3,257
							9/4/2008	(3)	8,431	$36,422

(1)	The market value of the outstanding stock awards represents the product of the closing prices of the Company stock as of December 31, 2009, which was $4.32, and the number of shares underlying each such award.

(2)	Unless otherwise noted, shares vest in five equal annual installments beginning on year from the date of grant and each year thereafter.

(3)	Shares vest in five equal annual installments beginning on December 31, 2008 and each December 31 thereafter.

(4)	Mr. Degenfelder’s stock options granted on March 23, 2004 vest in five equal annual installments beginning one year from the date of grant and each year thereafter. Mr. Degenfelder’s vested stock options will expire and terminate on the fifth anniversary of the date it first became exercisable.

(5)	Shares vest in three equal annual installments beginning one year from the date of grant and each year thereafter.
During the year ended December 31, 2009, there were no material modifications made, nor were there any performance or market conditions applicable, to any outstanding option agreements held by our NEOs.

Option Exercises and Stock Vested Table
The following table sets forth information concerning stock options exercised and restricted stock that vested for each NEO during the fiscal year ended December 31, 2009. For further discussion regarding our stock based compensation plans, refer to Note 9 in the Notes to Consolidated Financial Statements in Item 15 of our Report on Form 10-K for the fiscal year ended December 31, 2009.

	Stock Options		Stock Awards
	Number of
	Shares	Value	Number of	Value
	Acquired on	Recognized on	Shares Acquired	Recognized on
Name of Executive	Exercise	exercise (1)	on Vesting (2)	Vesting (3)
Richard Dole	—	$—	34,015	$136,005

Kurtis Hooley	—	—	24,599	96,726

D. Steven Degenfelder	—	—	14,395	55,748

Aubrey Harper	—	—	6,959	28,392

Robert Reiner	—	—	5,387	22,145

(1)	The amounts in this column represent the value, net of their exercise price, of the shares acquired on exercise of the options, reported on a before-tax basis. The amount received on any later sale of these shares may be more or less than the amount noted here.

(2)	Includes vesting of shares that were granted to each NEO, as part of the 2008 and 2009 bonus payout.

(3)	The amounts in this column represent the value of the vested shares on the date of vesting, reported on a before-tax basis. The amount received on any later sale of these shares may be more or less than the amount noted here.
Potential Payments Upon Termination or Change in Control
Each NEO is entitled to receive severance compensation and benefits under various termination scenarios as detailed in each NEO’s Employment Agreement and summarized below.
In the scenarios described below, “Date of Termination” is defined as (a) if the NEO’s employment is terminated by the NEO’s death, the date of the NEO’s death; (b) if the NEO’s employment is terminated because of the NEO’s disability, the disability effective date; (c) if the NEO’s employment is terminated by the Company (or applicable affiliated company) for cause, the date on which the notice of termination is given; and (d) if the NEO’s employment is terminated for any other reason, including the resignation by the NEO, the date specified in the notice of termination, which date shall in no event be earlier than the date such notice is given.
—	Terminates Without “Cause” or for “Good Reason” (Before a Change-in-Control)

Upon the termination without “cause” by the Company or for “good reason” by the NEO, each NEO will be entitled to receive his/her base salary and continuing health care benefits starting on the date of the expiration of his/her employment agreement or the date of termination of his/her employment agreement for the following periods of time: Dole – eighteen months, Hooley – twelve months, Degenfelder, Harper, Reiner – six months.

“Cause” is defined as:

o	Any embezzlement or wrongful diversion of funds of the Company or any affiliate of the Company by the NEO;

o	Malfeasance, poor performance as to core or delegated job assignments, in the opinion of the Board of Directors, or insubordination by the NEO in the conduct of his duties.

o	Failure to observe or strictly adhere to all of the Company policies put into effect and/or amended from time to time;

o	Abandonment by the NEO of his job duties or repeated absences from the Company-directed tasks which are not otherwise excused by the Company;

o	Competing with the Company or otherwise diverting away from the Company business opportunities intended for the Company or which could reasonably benefit the Company’s core business;

o	Other material breach of this Agreement by the NEO that remains uncured for a period of at least thirty days following written notice from the Company to the NEO of such alleged breach, which written notice describes in reasonable detail the nature of such alleged breach; or

o	Conviction of the NEO or the entry of a plea of nolo contendere or equivalent plea of a felony in a court of competent jurisdiction, or any other crime or offense involving moral turpitude.

“Good reason” is defined as:

o	a material breach of the employment agreement by the Company, which breach is not cured within 60 days after written notice by the NEO to the Company of the breach; or

o	a material change in reporting location not agreed to by the NEO; or

o	a material reduction in responsibilities or base salary of the NEO.

—	Terminates Without “Cause” or for “Good Reason” (After a Change-in-Control)

In the event of a Change in Control (as defined below), and the NEO is terminated without “cause” during the 12-month period following a Change in Control, or the NEO terminates his/her employment for “good reason” during the 12-month period following the Change in Control, then he/she shall be entitled to benefits in the form of a lump sum payment in the amount equal to his/her base salary and benefits (not including grants of common stock, options or other equity) as follows: Dole – for a period equal to thirty-six months plus 100% of the total amount of cash bonuses granted to him during the thirty-six months preceding the Change in Control; Hooley – for a period equal to eighteen months plus 50% of the total amount of cash bonuses granted to him during the thirty-six months preceding the Change in Control; and Degenfelder, Harper, Reiner – for a period equal to twelve months plus 50% of the total amount of cash bonuses granted to him during the twenty-four months preceding the Change in Control. Additionally, all of Employee’s issued but unexercised or unvested stock options and restricted stock grants shall become fully vested, and the unvested stock options shall become exercisable and shall remain exercisable until they are exercised or expire per the terms of the option plan and/or agreement under which the options or shares were issued to Employee.

A “Change in Control” is defined as the occurrence of any of the following events:

i.	If any one person, or more than one person acting as a group (as defined in Code Section 409A and Internal Revenue Service (“IRS”) guidance issued thereunder), acquires ownership of common stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the common stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50% of the total fair market value or total voting power of the common stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Control, or to cause a change in the effective control of the Company (within the meaning of Code Section 409A and IRS guidance issued thereunder). An increase in the percentage of common stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property shall be treated as an acquisition of stock for purposes of this Section. This paragraph applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in such Company remains outstanding after the transaction;

ii.	If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of common stock of the Company possessing 30% or more of the total voting power of the common stock of the Company;

iii.	If a majority of members on the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Company refers solely to the “relevant” Company, as defined in Code Section 409A and IRS guidance issued thereunder), for which no other Company is a majority shareholder; or

iv.	If there is a change in the ownership of a substantial portion of the Company’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

—	Dies or Becomes Disabled

Upon the death or long-term disability of any NEO, the NEO (or his heirs in the case of death) will be entitled to receive his/her base salary and benefits as defined in his/her employment agreement for a period of six months from the date of termination. All issued but unexercised or unvested stock options and restricted stock grants shall become fully vested and exercisable upon the NEO’s death or the termination of this Agreement due to the NEO’s long-term disability and the stock options shall remain exercisable until they are exercised or expire per the terms of the option plan and/or agreement under which the option or shares were issued to the NEO.

“Disability” is defined as the absence of the NEO from the NEO’s duties hereunder the employment agreement on a full-time basis for an aggregate of 180 days within any given period of 270 consecutive days (in addition to any statutorily required leave of absence and any leave of absence approved by the Company) as a result of the incapacity of the NEO, despite any reasonable accommodation required by law, due to bodily injury or disease or any other mental or physical illness of the NEO.
The following table details the compensation and benefits received by each NEO in the event of termination on December 31, 2009 under various scenarios.

Termination Without Cause or Quit for Good Reason
NEO	Before Change in Control	After Change in Control	Dies or Becomes Disabled
Dole	18 months salary and health care benefits	36 months salary and benefits + 100% of any cash bonuses paid in prior 36 months; accelerated vesting of unvested equity	Salary and benefits for 6 months; accelerated vesting of unvested equity

Hooley	12 months salary and health care benefits	18 months salary and benefits + 50% of any cash bonuses paid in prior 36 months; accelerated vesting of unvested equity	Salary and benefits for 6 months; accelerated vesting of unvested equity

Degenfelder, Harper, Reiner	6 months salary and health care benefits	12 months salary and benefits + 50% of any cash bonuses paid in prior 24 months; accelerated vesting of unvested equity	Salary and benefits for 6 months; accelerated vesting of unvested equity

Potential Payments Upon Termination or Change in Control Table

	Before Change in Control	After Change in Control
	Termination w/o cause	Termination w/o cause	Voluntary, other
	or quit for good reason	or quit for good reason	than good reason	Death	Disability
Richard Dole
Cash Severance	$450,000	$968,225	$—	$150,000	$150,000
Equity Award Acceleration (1)	—	105,853	—	105,853	105,853
Benefits Continuation	9,753	93,007	—	15,501	15,501

Kurtis Hooley
Cash Severance	$220,000	$375,825	$—	$110,000	$110,000
Equity Award Acceleration (1)	—	54,985	—	54,985	54,985
Benefits Continuation	8,790	46,186	—	15,395	15,395

Steven Degenfelder
Cash Severance	$100,000	$232,500	$—	$100,000	$100,000
Equity Award Acceleration (1)	—	50,263	—	50,263	50,263
Benefits Continuation	6,076	32,152	—	16,076	16,076

Aubrey Harper
Cash Severance	$92,500	$193,125	$—	$92,500	$92,500
Equity Award Acceleration (1)	—	36,422	—	36,422	36,422
Benefits Continuation	4,395	8,790	—	4,395	4,395

Robert Reiner
Cash Severance	$92,500	$198,750	$—	$92,500	$92,500
Equity Award Acceleration (1)	—	39,679	—	39,679	39,679
Benefits Continuation	4,395	27,290	—	13,645	13,645

(1)	Based on the December 31, 2009 closing price of Double Eagle common stock of $4.32 per share.
Certain Relationships and Related Person Transactions
Our Audit Committee is charged with monitoring and reviewing issues involving potential conflicts of interest, and reviewing and approving all related party transactions.
The Company has not implemented a formal written policy concerning the review of related party transactions, but compiles information about transactions between the Company and its directors and officers, their immediate family members, and their affiliated entities, including the nature of each transaction and the amount involved. The Board of Directors annually reviews and evaluates this information, with respect to directors, as part of its assessment of each director’s independence. Based on a review of the transactions between the Company and its directors and officers, their immediate family members, and their affiliated entities, the Company has identified that, during the 2009 fiscal year, it was party to one transaction, described below, in which the amount involved exceeded $120,000 and in which one of the Company’s directors, executive officers or greater than five percent stockholders, or any of their immediate family members or affiliates, had a direct or indirect material interest.
During August 2009, the Company completed its acquisition of Petrosearch Energy Corporation (“Petrosearch”). During the time that Double Eagle and Petrosearch negotiated the terms and conditions of the merger and merger agreement, and as of the date the parties approved and executed the merger agreement, Mr. Richard Dole was the Chairman of the Board, President, Chief Executive Officer and a stockholder of both Double Eagle and Petrosearch. With respect to Double Eagle and Petrosearch, Mr. Dole was not involved in any capacity in evaluating, negotiating or voting upon any matter relating to the merger or the merger agreement. Prior to consummation of the merger, Mr. Dole owned 487,016 shares of Petrosearch Common Stock, valued at approximately $127,000 based upon the value of the consideration received upon consummation of the merger and 31,785 shares of Double Eagle Common Stock, valued at approximately $129,000.
Other than noted above, there were no transactions with any related person (as defined by the SEC) requiring disclosure as defined by the SEC or The NASDAQ Stock Market listing standards during the year ended December 31, 2009.

Stock Plans
The 2002 Stock Option Plan
In December 2001, our Board of Directors approved our 2002 Stock Option Plan (the “2002 Plan”), which subsequently was approved by our stockholders. Pursuant to the 2002 Plan, we may grant options to purchase an aggregate of 300,000 shares of our common stock to key employees, directors, and other persons who have or are contributing to our success. The options granted pursuant to the 2002 Plan may be either incentive options qualifying for beneficial tax treatment for the recipient or non-qualified options. The 2002 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2002 Plan. The option committee may be the entire Board or a committee of the Board. At December 31, 2009 options to purchase 269,957 shares of Common Stock were outstanding under the 2002 Plan and 14,500 additional options could be granted under the 2002 Plan.
2003 Stock Option and Compensation Plan
In November 2002, our Board of Directors approved our 2003 Stock Option and Compensation Plan (the “2003 Plan”), which was subsequently approved by our stockholders. Pursuant to the 2003 Plan, we may grant options to purchase an aggregate of 300,000 shares of our Common Stock to key employees, directors, and other persons who have or are contributing to our success. The options granted pursuant to the 2003 Plan may be incentive options qualifying for beneficial tax treatment for the recipient or they may be non-qualified options. The 2003 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 2003 Plan, except that the option committee did not administer the 2003 Plan with respect to automatic grants of shares and options to Outside Directors. The option committee may be the entire Board or a committee of the Board. In the past, Outside Directors automatically received options to purchase 5,000 shares pursuant to the 2003 Plan at the time of their election as an Outside Director and thereafter on the first business day after each annual meeting of stockholders if still an Outside Director at that time. These Outside Director options are exercisable at the time of grant, and the exercise price for these options is equal to the fair market value of our common stock on the date of grant. Under the 2003 Plan, all options granted to Outside Directors expire three years after the date of grant. The 2003 Plan also provided that Outside Directors would receive 2,000 shares of common stock on each July 1st that they were an Outside Director. At December 31, 2009, options to purchase 198,558 shares of Common Stock were outstanding under the 2003 Plan and options to purchase an additional 33,099 shares could be granted under the 2003 Plan. As described above, the Board of Directors has since modified the form of compensation that the Outside Directors receive for their services.
2007 Stock Incentive Plan
In 2006, our Board of Directors and the stockholders of the Company approved the 2007 Stock Incentive Plan. The 2007 Plan authorizes the Board, or an Option Committee of the Board, to grant options, restricted stock, stock appreciation rights, or any combination thereof. The Board or the Option Committee will determine the recipients of these awards by considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters. The 2007 Plan provides that no more than 500,000 shares of our common stock may be issued for awards under the Plan. If there is any change in the Company’s common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Board or Option Committee will make adjustments to the aggregate number and kind of shares subject to the 2007 Plan, and the number and kind of shares and the price per share subject to the outstanding awards in order to preserve, as nearly as practical, but not to increase, the benefits to participants. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2007 Plan. At December 31, 2009, stock awards and options to purchase 409,233 shares of Common Stock were outstanding under the 2007 Plan and stock awards and options to purchase an additional 90,767 shares could be granted under the 2007 Plan. Awards may be made to any employee, officer or director of the Company and its related companies, or any other person who provides services to the Company and its related companies.
The 2007 Plan will be administered by the Board or an Option Committee, which shall consist of the Board or a committee of the Board as the Board may from time to time designate. Currently, the Board has designated the Compensation Committee of the Board to serve as the Option Committee to administer the 2007 Plan.

Equity Compensation Plan Information
The following table provides information as of December 31, 2009 with respect to shares of common stock that may be issued under our existing compensation plans. We have four equity compensation plans – the 2000 Stock Option Plan, the 2002 Stock Option Plan, the 2003 Stock Option and Compensation Plan, and the 2007 Stock Incentive Plan.

	(a)	(b)	(c)
Number of securities
remaining available
	Number of		for future issuance
	securities to be	Weighted-	under equity
	issued upon	average	compensation plans
	exercise of	exercise price	(excluding securities
	outstanding	of outstanding	reflected in column
Plan category	options	options	(a))
Equity Compensation plans approved by security holders	647,897	$15.06	138,366	(1)

(1)	Represents no shares available for issuance under the 1996 Stock Option Plan and the 2000 Stock Option Plan; 14,500 shares available for issuance under the 2002 Stock Option Plan; 33,099 shares available for issuance under the 2003 Stock Option and Compensation Plan and 90,767 shares available for issuance under the 2007 Stock Incentive Plan.
PROPOSAL #2: APPROVAL AND ADOPTION OF THE 2010 STOCK INCENTIVE PLAN
We are proposing that our stockholders approve The 2010 Stock Incentive Plan (the “2010 Plan”) that has been approved by our Board of Directors. The 2010 Plan is designed to align the interests of employees, directors and other persons selected to receive awards with the interests of stockholders by rewarding long-term decision-making and actions for the betterment of the Company. The Board of Director believes that equity-based compensation assists in the attraction and retention of qualified employees, and provides them with additional incentive to devote their best efforts to pursue and sustain the Company’s superior long-term performance, enhancing the value of the Company for the benefit of its stockholders.
Summary of the 2010 Stock Incentive Plan
The 2010 Plan authorizes the Compensation Committee to grant options, restricted stock, stock appreciation rights, or any combination thereof. The Compensation Committee will determine the recipients of these awards by considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters. The following paragraphs provide a summary of the principal features of the 2010 Plan and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the 2010 Plan, a copy of which is included herein as Appendix A.
Shares Available for Issuance
The 2010 Plan provides that no more than 2,000,000 shares of our common stock may be issued for awards. If there is any change in the Company’s common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Compensation Committee will make adjustments to the aggregate number and kind of shares subject to the 2010 Plan, and the number and kind of shares and the price per share subject to the outstanding awards in order to preserve, as nearly as practical, but not to increase, the benefits to participants. If an award granted under the 2010 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2010 Plan. To date, no shares have been granted or issued under the 2010 Plan.

Eligibility
Awards may be made to any employee, officer or director of the Company and its related companies, or any other person who provides services to the Company and its related companies.
Administration
The 2010 Plan provides that it will be administered by an Option Committee, which shall consist of the entire Board or a committee of the Board as the Board may from time to time designate. The Board has designated the Compensation Committee of the Board to serve as the Option Committee to administer the 2010 Plan.
Types of Awards
Under the terms of the proposed 2010 Plan, the Board or the Compensation Committee can grant any of the following instruments, or a combination thereof.
Stock Options. The Compensation Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options. The Compensation Committee will set option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant (or, in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110% of the fair market value of the shares on the date of grant). At the time of grant, the Compensation Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.
Restricted Stock Awards. The Compensation Committee may grant awards of restricted stock under the 2010 Plan. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions, if any, as determined by the Compensation Committee. As a condition to a grant of an award of restricted stock, the Compensation Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of restricted stock, or applied to the purchase of additional awards under the 2010 Plan. Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as restricted stock with respect to which such stock or other property has been distributed.
Stock Appreciation Rights (“SARs”). The Compensation Committee may grant awards of SARs under the 2010 Plan. A SAR is a right granted to a person to receive common stock, cash or a combination thereof at the end of a specified period based on the appreciation of the Company’s common stock during such specified period. Settlement of a SAR award will occur upon expiration of the specified period for such SAR as determined by the Compensation Committee. SARs shall be subject to such restrictions (which may include a risk of forfeiture) as the Compensation Committee may impose, if any, which restrictions may lapse at the expiration of the specified period or at earlier specified times. A SAR will be satisfied by the delivery by the Company of cash, common stock or a combination thereof in an amount equal to the value of the appreciation of the specified number of shares of common stock covered by the SAR during the relevant period, as determined by the Compensation Committee.
Amendment and Termination of the 2010 Plan
The Board of Directors may amend, alter or discontinue the 2010 Plan, except that if any applicable statute, rule or regulation requires stockholder approval with respect to any amendment of the 2010 Plan, then to the extent so required, stockholder approval will be obtained. The Compensation Committee may amend the terms of any award granted, prospectively or retroactively, but no such amendment may impair the right of a participant under an outstanding agreement. As proposed, the 2010 Plan would terminate on December 31, 2020.
Federal Income Tax Consequences
The following is a summary of the material United States federal income tax consequences to the Company and to recipients of certain awards under the 2010 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2010 Plan.
Nonqualified Stock Options. A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock) in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.
Incentive Stock Options. A recipient will not have any income at the time an incentive stock option (“ISO”) is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.
Restricted Stock. Unless the restricted stock vests at the time of grant, a participant generally will not have taxable income upon grant of restricted stock. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock that does not vest at the time of grant, a participant instead may elect to be taxed at the time of grant.
The Company generally will be entitled to a tax deduction in connection with an award under the 2010 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.
Required Vote; Recommendation of the Board of Directors
An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to approve this proposal.
The Board of Directors unanimously recommends that the stockholders vote to approve and adopt the 2010 Stock Incentive Plan.
PROPOSAL #3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Hein & Associates LLP (“HEIN”) has been appointed by the Audit Committee, which is composed entirely of independent directors, to be the Company’s independent registered public accounting firm for the 2010 audit. A resolution will be presented at the meeting to ratify their appointment. If the stockholders do not ratify the appointment of HEIN, the selection of the independent registered public accounting firm will be reconsidered by the Audit Committee.
Representatives of HEIN will be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.
Required Vote; Recommendation of the Board of Directors
An affirmative vote of the majority of shares represented at the Annual Meeting in person or by proxy is necessary to approve this proposal.
The Board of Directors unanimously recommends that the stockholders vote to ratify the appointment of HEIN as the Company’s independent registered public accounting firm for 2010.

MATTERS RELATED TO THE INDEPENDENT REGISTERED ACCOUNTING FIRM
The following table presents fees for professional services rendered by Hein & Associates LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2009 and 2008, and fees for other services rendered by Hein & Associates LLP during those periods:

	2009	2008
Audit fees	$250,500	$256,539
Audit-related fees	41,370	5,500
Tax fees	43,635	19,600
All other fees	—	—

Total	$335,505	$281,639

Audit Fees
The aggregate fees billed for professional services rendered by HEIN for its audit of our annual financial statements (including the audit of our internal control over financial reporting in fiscal years 2009 and 2008) and its review of our financial statements included in Forms 10-Q in fiscal years 2009 and 2008.
Audit-Related Fees
Audit-related fees are generally for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions and special procedures to meet certain regulatory requirements. The fees incurred during 2009 related to the filing of our shelf registration on Form S-3 and our Forms S-4 and 8-K related to the Petrosearch merger.
Tax Fees
The aggregate fees billed by our independent auditors in each of years 2009 and 2008 were for professional services for tax compliance, tax advice or tax planning.
All Other Fees
There were no fees other than those described above that were billed by our independent auditors in either of years 2009 and 2008.
Audit Committee Pre-Approval
Our Audit Committee’s policy is that either (i) the Audit Committee shall pre-approve all auditing and non-auditing services of the independent auditor, subject to deminimus exceptions for other than audit, review or attest services that are approved by the Audit Committee prior to completion of the audit; or (ii) the engagement of the independent auditor be entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided that the policies and procedures are detailed as to the particular services and the Audit Committee is informed of each service. The Audit Committee pre-approved 100% of HEIN’s fees for audit services in year 2009 and 2008. Fees for audit-related services performed by HEIN in years 2009 and 2008 were not recognized by us at the time of the engagement to be non-audit services. Except as indicated above, there were no fees other than audit fees for years 2009 and 2008, and the auditors engaged performed all the services described above with their full-time permanent employees.

VOTING PROCEDURES
Votes at the Annual Meeting are counted by an inspector of election appointed by the Board or the chairman of the meeting. If a quorum is present, a plurality of the votes cast by those present in person or by proxy is required for approval of Proposal #1, and an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of Proposal #2 and Proposal #3. Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his or her proxy card and withholds authority to vote on any matter, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes.
STOCKHOLDER PROPOSALS
In order to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2010 fiscal year, proposals by individual stockholders must be received by us no later than February 28, 2011.
In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2010 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than April 1, 2011.
OTHER BUSINESS
Our management does not know of any matters to be presented at the Annual Meeting other than those set forth in this proxy statement. If any other business should come before the Annual Meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.
Dated: April 12, 2010
Carol A. Osborne
Corporate Secretary
* * * * *

Appendix A
DOUBLE EAGLE PETROLEUM CO.
2010 STOCK INCENTIVE PLAN
     This 2010 Stock Incentive Plan (the “Plan”) is adopted in consideration for services rendered and to be rendered to Double Eagle Petroleum Co. (the “Company”).
     1. Definitions.
          The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:
          Agreement: The written Award agreement (and any amendment or supplement thereto) between the Company and an Eligible Person designating the terms and conditions of an Award.
          Award: Any Option, Restricted Stock, SAR or any combination thereof, together with any other right or interest granted to a Participant pursuant to this Plan.
          Board: The Board of Directors of Double Eagle Petroleum Co.
          Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.
          Code: The Internal Revenue Code of 1986, as amended, from time to time, including regulations thereunder and successor provisions and regulations thereto.
          Common Stock: The Common Stock of Double Eagle Petroleum Co.
          Company: Double Eagle Petroleum Co., a corporation incorporated under the laws of Maryland, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.
          Compensation Committee: The Plan shall be administered by the Compensation Committee, which shall consist of the Board or a committee of the Board as the Board may from time to time designate; provided, however, that, unless otherwise determined by the Board, the Compensation Committee shall consist solely of two or more directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3; and (ii) and an “outside director” as defined under Section 162(m) of the Code, unless administration of this Plan by an “outside director” has not been required in order to qualify for tax deductibility under Section 162(m) of the Code.
          Continuous Status: The employment by, or relationship with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether

Continuous Status shall be considered interrupted due to personal or other mitigating circumstances, including leaves of absence.
          Date of Grant: The date on which the Compensation Committee approves in writing an Award under the Plan.
          Eligible Person: Officers and Employees and other persons who provide services to the Company or any Related Company, including directors of the Company or any Related Company.
          Employee: An Employee is an employee of the Company or any Related Company whose wages are reported on a Form W-2. The Company’s classification as to who is an Employee shall be determinative for purposes of an individual’s eligibility under the Plan.
          Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
          Exercise Price: The price per share of Common Stock payable upon exercise of an Option.
          Fair Market Value: Fair Market Value of a share of Common Stock shall be the closing price of a share on the date of calculation (or on the last preceding trading day if shares were not traded on such date) if the shares are readily tradable on a national securities exchange or other market system, and if the shares are not readily tradable, Fair Market Value shall be determined, in good faith, by the Compensation Committee.
          Incentive Stock Options (“ISOs”): An Option granted with the intention that it qualify as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
          Non-Incentive Stock Options (“Non-ISOs”): Options that are not intended to qualify as “Incentive Stock Options” under Section 422 of the Code or any successor provision thereto.
          Option: The rights granted to an Eligible Person in the form of ISOs or Non-ISOs to purchase Common Stock pursuant to the terms and conditions of an Award Agreement.
          Option Shares: The shares of Common Stock to be issued upon exercise of an Option granted to an Eligible Person.
          Optionee: An Eligible Person who has been granted an Option.
          Participant: A person who has been granted an Option, Restricted Stock, SAR or any combination thereof that remains outstanding, including a person who is no longer an Eligible Person.
          Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Compensation Committee, provided that solely for purposes of ISOs granted under the Plan, “Related Company” shall refer only to a “subsidiary” within the meaning of Code Section 424(f).
          Restricted Stock: An Award of shares of Common Stock granted to a Participant pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

          Rule 16b-3: Rule 16b-3, promulgated by the SEC under Section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan.
          Securities Act: The Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
          Stock Appreciation Right (“SAR”): A right, granted to a Participant pursuant to Section 15, to receive Common Stock, cash or a combination thereof at the end of a specified period based on the appreciation of the Company’s Common Stock during such specified period.
     2. Purpose and Scope.
          (a) The purpose of this Plan is to advance the interests of the Company and its shareholders by affording Eligible Persons an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.
          (b) This Plan authorizes the Compensation Committee to grant (i) Options to purchase shares of Common Stock; (ii) Restricted Stock; (iii) SARs; or (iv) any combination thereof, to Eligible Persons selected by the Compensation Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.
     3. Administration of the Plan. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the authority granted to it under this section and under each other section of the Plan. The Compensation Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted pursuant to the Plan. Such Awards may be granted either alone, in addition to, or in tandem with, any other type of Award.
          In accordance with and subject to the provisions of the Plan and Rule 16b-3, the Compensation Committee shall select the Eligible Persons to receive Awards, shall determine (i) the number of shares of Common Stock, Restricted Stock or SARs to be subject to each Award, (ii) the time at which each Award is to be granted, (iii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Award is restricted, (iv) the Fair Market Value of the Common Stock, (v) whether to accelerate the time of exercisability of any Award that has been granted, (vi) the period or periods and extent of exercisability of the Options and (vii) the manner in which an Option becomes exercisable. In addition, the Compensation Committee shall fix such other terms of each Award as the Compensation Committee may deem necessary or desirable. The Compensation Committee shall determine the form, terms and provisions of each Award Agreement to evidence each Award (which need not be identical).
          The Compensation Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Compensation Committee shall keep minutes of its meetings and those minutes shall be available to every member of the Board.
          All actions taken and all interpretations and determinations made by the Compensation Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Compensation Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Compensation Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.
     4. The Common Stock. The Board is authorized to reserve for issuance under the Plan, and the Compensation Committee is authorized to grant Options, Restricted Stock, SARs or any combination thereof with respect to, a total number, not in excess of 2,000,000 shares of Common Stock, either treasury or authorized but unissued, as adjusted pursuant to Section 16. All or any unsold shares subject to any Option, Restricted Stock, SAR or combination thereof, that for any reason expires or otherwise terminates may again be made subject to any Option, Restricted Stock, SAR or combination thereof, under the Plan. No Eligible Person may be granted Options, Restricted Stock, SARs or any combination thereof under this Plan covering in excess of an aggregate of 500,000 Option Shares and shares of Restricted Stock and SARs in any calendar year, subject to adjustments pursuant to Section 16.
     5. Eligibility. Options that are intended to qualify as ISOs will be granted only to Employees. Eligible Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Restricted Stock and SARs under the Plan.
     6. Option Price. The Exercise Price for the Options shall be established by the Compensation Committee ; provided that the Exercise Price to be paid by Optionees for the Options shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant (or, in the case of an Eligible Person receiving ISOs who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, 110 percent of the Fair Market Value of the Option Shares on the Date of Grant.).
     7. Duration and Exercise of Options.
          (a) The option period shall commence on the Date of Grant and shall be as set by the Compensation Committee, but not to exceed 10 years in length (or, in the case of an Eligible Person receiving ISOs who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, such ISO shall by its terms not be exercisable after the expiration of five (5) years from the Date of Grant).
          (b) The Compensation Committee shall determine whether an Option shall be immediately vested and exercisable or if such Option shall become vested and exercisable in installments.; If the Compensation Committee determines that an Option shall vest and be exercisable in installments, it shall set forth the number of annual installments and the vesting percentage of the Option at each installment date in the Award Agreement. All such installments shall be cumulative. The Compensation Committee may provide for the accelerated vesting of an Option upon the occurrence of certain events in the Award Agreement. Other than as provided in a Participant’s Award Agreement, no vesting shall occur on or after the date that a Participant’s employment with Company terminates for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which such Awards are vested and exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.
          (c) The Compensation Committee shall establish and set forth in each Award Agreement that evidences an Option whether a vested Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of Continuous Status, any of which provisions may be waived or modified by the Compensation Committee at any time, provided that any such waiver or modification shall satisfy the requirements for exemption under Section 409A of the Code.
          (d) Each vested Option shall be exercised in whole or in part by delivery to the Company (or to a brokerage firm designated or approved by the Company) of written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the aggregate exercise price for the Option Shares purchased is at least $1,000.
          (e) No Option may be granted under this Plan until the Plan is approved by the shareholders of the Company as provided in Section 17 below.
     8. Payment for Option Shares. If the aggregate purchase price of the Option Shares purchased by any Optionee at one time exceeds $5,000, the Compensation Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company’s Common Stock owned by the Optionee with an aggregate Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Compensation Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party broker-dealer in securities approved by the Compensation Committee to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.
     9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option, Restricted Stock Award, SAR or any combination thereof granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by, or other relationship with, the Company, or interfere in any way with the right of the Company to terminate the Participant’s employment as an Employee or other position or relationship, at any time.
     10. Nontransferability of Option. Except as otherwise provided by the Compensation Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.
     11. Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.
     12. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue “stop transfer” instructions to its transfer agent and registrar in good faith without liability.

     13. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him or her, and (iii) he will timely file all reports required under the federal securities laws.
     Each Optionee shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or other action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an ISO, within two years after the grant of such ISO or within one year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy the minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts that may be required for such purpose. The Company may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an ISO to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this section.
     14. Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which ISO’s are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or, if different, the maximum limitation in effect at the Date of Grant under the Code (the Fair Market Value being determined as of the Date of Grant for the Option), such portion in excess of $100,000 shall be treated as Non-ISO’s.
     15. Restricted Stock and SARs.
          (a) Restricted Stock. The Compensation Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:
               i. Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Compensation Committee may determine at the date of grant. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
               ii. Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Compensation Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Compensation Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               iii. Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.
          (b) SARs. The Compensation Committee is authorized to grant SARs to Participants. A SAR entitles a Participant to receive, subject to the provisions of the Plan and the Award Agreement, Common Stock, cash or a combination thereof having an aggregate value equal to the product of (i) the excess of a) the Fair Market Value of one share of Common Stock as of the end of the specified period over b) the base value per share specified in Award Agreement, multiplied by (ii) the number of shares specified in the Award, subject to the following terms and conditions:
               i. Award and Restrictions. Settlement of an Award of SARs shall occur upon expiration of the specified period for such SAR by the Compensation Committee. In addition, SARs shall be subject to such restrictions (which may include a risk of forfeiture) as the Compensation Committee may impose, if any, which restrictions may lapse at the expiration of the specified period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Compensation Committee may determine. The Compensation Committee shall set the base value of each SAR (against which appreciation shall be measured) at not less than the Fair Market Value of a share of the Company’s Common Stock as of the Date of Grant. SARs shall be satisfied by the delivery of cash, Common Stock or a combination thereof in an amount equal to the value of the appreciation of the specified number of shares of Common Stock covered by SARs during the relevant period, as determined by the Compensation Committee and set forth in the Award Agreement.
               ii. Dividend Equivalents. Unless otherwise determined by the Compensation Committee at date of grant, Dividend Equivalents on the specified number of shares of Common Stock covered by an Award of SARs shall be either (a) paid with respect to such SARs on the dividend payment date in cash or in shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such SARs and the amount or value thereof automatically deemed reinvested in additional SARs, other Awards or other investment vehicles, as the Compensation Committee shall determine or permit the Participant to elect.
          (c) Waiver of Restrictions. The Compensation Committee, in its sole discretion, may waive all or any portion of the forfeiture period and any other terms, conditions, or restrictions on any Restricted Stock or SARs under such circumstances and subject to such terms and conditions as the Compensation Committee shall deem appropriate; provided, however, that the Compensation Committee may not adjust performance goals for any Restricted Stock or SARs intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or SAR is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.
     16. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders that are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the

Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Compensation Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options, Restricted Stock, SARs or any combination thereof as provided in the respective Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.
     17. Effective Date of Plan; Termination Date of Plan. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company’s securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective January 1, 2010. The Plan shall terminate at midnight on December 31, 2020, except as to Options or SARs previously granted and outstanding under the Plan at that time. No Options, Restricted Stock, SARs or any combination thereof shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options, Restricted Stock, SARs or any combination thereof then outstanding under the Plan.
     18. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the minimum required withholding of any taxes that the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares, Restricted Stock or SARs.
     19. Change in Control.
          In the event of a Change in Control of the Company, (a) the Compensation Committee, in its discretion, may, at any time an Award is granted, or at any time thereafter, accelerate the time period relating to the exercise or vesting of any Options, Restricted Stock and SARs, and (b) with respect to Options, Restricted Stock and SARs, the Compensation Committee in its sole discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions, which may vary among individual Participants: (i) provide for the purchase of an Option, Restricted Stock and SAR for an amount of cash or other property that could have been received upon the exercise of the Option, Restricted Stock and SAR had the instrument been currently exercisable, (ii) adjust the terms of the Awards in a manner determined by the Compensation Committee to reflect the Change in Control, (iii) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options, Restricted Stock and SARs, or the substitution for such Options, Restricted Stock, SARs or any combination thereof of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options, Restricted Stock and SARs, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided, (iv) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options or SARs may be exercised for a limited period of time on or before a specified date fixed by the Compensation Committee, after which specified date, all unexercised Options or SARs and all rights of Optionees and SAR participants thereunder shall terminate, or (v) make such other provision as the Committee may consider equitable.

     20. Amendment.
          (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made that would impair the right of a Participant under an outstanding Agreement. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement.
          (b) The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant’s consent.
          (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without shareholder approval.
     21. Other Provisions.
          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.
          (b) Any expenses of administering the Plan shall be borne by the Company.
          (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.
          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Maryland.
* * * * * * * *

PROXY
DOUBLE EAGLE PETROLEUM CO.
For the Annual Meeting of Stockholders
Proxy Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Richard Dole and Kurtis S. Hooley, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Double Eagle Petroleum Co. (the “Company”) to be held on May 25, 2010, at 9:00 A.M. (Eastern Daylight Time) at the NASDAQ MarketSite, 4 Times Square, New York, NY 10036, or any adjournments thereof, on the following matters:
     [X] Please mark votes as in this example.
1.	ELECTION OF A DIRECTOR FOR A TERM AS DESCRIBED IN THE PROXY STATEMENT:
     Nominees:

		Term to Expire at	For	Against	Abstain
		the Annual
Class	Director	Meeting in:
Class III	Richard Dole	2013	[ ]	[ ]	[ ]

Class III	Brent Hathaway	2013	[ ]	[ ]	[ ]
2.	APPROVAL AND ADOPTION OF THE 2010 STOCK INCENTIVE PLAN AS DESCRIBED IN THE PROXY STATEMENT:

[ ] YES [ ] NO [ ] ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF HEIN & ASSOCIATES LLP, AS DOUBLE EAGLE’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR 2010 AUDIT:

[ ] YES [ ] NO [ ] ABSTAIN

2.	In their discretion, the proxies are, and each of them hereby is, authorized to vote upon an adjournment or postponement of the meeting.

[ ] YES [ ] NO [ ] ABSTAIN

3.	In their discretion, the proxies are, and each of them hereby is, authorized to vote upon such other business as may properly come before the meeting.

[ ] YES [ ] NO [ ] ABSTAIN
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [ ]
Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Item 1.

This proxy is solicited on behalf of the Board of Directors of Double Eagle Petroleum Co.
Dated:
Signature:
Signature:
Signature if held jointly
(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)